Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Alex C. Rankin, President and Chief Executive Officer and Acting Chief Financial Officer of North American Technologies Group, Inc. (the “Company”), certify that:

1. the Quarterly Report on Form 10-QSB of the Company for the quarter ended December 30 , 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alex C. Rankin	Dated: February 20, 2008
Alex C. Rankin
President and Chief Executive Officer

/s/ Alex C. Rankin	Dated: February 20, 2008
Alex C. Rankin
Acting Chief Financial Officer